Exhibit 10.1

Dated 30th December 2009

 GREAT EAST BOTTLES AND DRINKS (BVI) INC.
( “GEBD”)

and

GREAT EAST PACKAGING HOLDINGS LIMITED
( “GEPH”)

___________________________________________

RESTRUCTURING AGREEMENT

___________________________________________

CONTENTS

Clause	Heading	Page
1	DEFINITIONS AND INTERPRETATION	4
2	RESTRUCTURING	6
3	COMPLETION	6
4	MISCELLANEOUS	6
5	NOTICES	7
6	COSTS AND EXPENSES	7
7	GOVERNING LAW AND JURISDICTION	7

THIS RESTRUCTURING AGREEMENT is dated 30th December 2009

BETWEEN:

1.
GREAT EAST BOTTLES AND DRINKS (BVI) INC., a company incorporated in the British Virgin Islands whose registered office is situated at P.O. Box 3140, Road Town, Tortola, British Virgin Islands (the “GEBD”); and

2.
GREAT EAST PACKAGING HOLDINGS LIMITED, a company incorporated under the laws of the British Virgin Islands whose registered office is situated at P.O. Box 3140, Road Town, Tortola, British Virgin Islands (the “GEPH”).

WHEREAS:

(A)
Great East (Overseas) Packaging Limited is a company incorporated in Hong Kong and as at the date hereof has an authorised capital of HK$1,000,000 divided into 1,000,000 shares of HK$1 each (“GEOP Shares”), of which 10,000 GEOP Shares  have been issued and are fully paid up and are held by Hangzhou Great East Packaging Company Limited, an indirectly owned subsidiary of GEBD.

(B)
Greatgrand Global Limited is a company incorporated in the British Virgin Islands and as at the date hereof has an authorised capital of USD50,000 divided into 50,000 shares of USD1 each (“GGL Share”), of which 1 GGL Share is held by GEPH.

(C)
Upjoy Holdings Limited is a company incorporated in the British Virgin Islands and as at the date hereof has an authorised capital of USD50,000 divided into 50,000 shares of USD1 each (“UHL Share”), of which 1 UHL Share is held by GEPH.

(D)
United Joy International Limited is a company incorporated in the British Virgin Islands and as at the date hereof has an authorised capital of USD50,000 divided into 50,000 shares of USD1 each (“UJI Share”), of which 1 UJI Share is held by GEPH.

(E)
Best Key Investment Limited is a company incorporated in Hong Kong and as at the date hereof has an authorised capital of HK$10,000 divided into 10,000 shares of HK$1 each (“BKI Share”), of which 1 BKI Shares is held by GEBD.

(F)
Great East Packaging International Limited is a company incorporated in the British Virgin Islands and as at the date hereof has an authorized capital of USD10,000,000, divided into 10,000,000 shares with no par value  (“GEPI shares”), of which 6,425,846 GEPI shares were held by GEBD.

(G)
The parties hereto are desirous of undergoing a restructuring exercise in accordance with Clause 2 below whereby, inter alia, GEOP (as defined hereinbelow) will subscribe shares in each of GGL, UHL and UJI and GEBD will sell all its shares indirectly in BKI to Top Sharp Investments Limited and procure GEPI to issue certain shares to GEPH.

IT IS HEREBY AGREED THAT:

1.           DEFINITIONS AND INTERPRETATION

1.1	In this Agreement, where the context so admits the following words and expressions shall have the following meanings:

 “Business Day” means a day (other than a Saturday or Sunday) on which banks are open for business in Hong Kong;

“BKI” means Best Key Investment Limited, a company incorporated in Hong Kong with registered office situated at 203 Hankow Centre, 5-15 Hankow Road, Tsimshatsui, Kowloon, Hong Kong;

“Completion” means the completion of the restructuring in accordance with Clause 3;

“Completion Date” means 31st December 2009 or such other date as GEBD and the GEPH may agree in writing;

 “GEOP” means Great East (Overseas) Packaging Limited, a company incorporated in the Hong Kong whose registered office is situated at 203 Hankow Centre, 5-15 Hankow Road, Tsimshatsui, Kowloon, Hong Kong;

“GEPI” means Great East Packaging International Limited, a company incorporated in the British Virgin Islands whose registered office is situate at P.O. Box 3140, Road Town, Tortola, British Virgin Islands;

“GGL” means Greatgrand Global Limited, a company incorporated in the BVI whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

“GGL Subscription Agreement” means the subscription agreement to be entered into between GGL and GEPI in the form set out in Appendix 1;

“HK$” means Hong Kong dollars, the lawful currency for the time being of Hong Kong;

 “Hong Kong” means the Hong Kong Special Administrative Region of the PRC;

 “Option Agreement” means the option agreement to be entered into between GEPI and GEPH in the form set out in Appendix 4;

“Party” means a party to this Agreement;

“Person” means an individual, partnership, company, body corporate, joint stock company, trust, unincorporated association or body of persons (including a partnership or consortium), joint venture or other entity, or a government or any political subdivision or agency thereof;

“PRC” means the People’s Republic of China and for the purpose of this Agreement excluding Hong Kong;

 “SP Agreement” means the sale and purchase agreement to be entered into between GEBD as the vendor and Top Sharp as the purchaser in respect of entire issued share capital of BKI in the form set out in Appendix 5;

“Subscription Agreements” means GGL Subscription Agreement, UHL Subscription Agreement and UJI Subscription Agreement;

“Subsidiaries” means GGL, UHL and UJI;

“Top Sharp” means Top Sharp  Investments Limited, a company incorporated in the BVI whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

“UHL” means Upjoy Holdings Limited, a company incorporated in the BVI whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

“UHL Subscription Agreement” means the subscription agreement to be entered into between UHL and GEPI in the form set out in Appendix 2;

“UJI” means United Joy International Limited, a company incorporated in the BVI whose registered office is situate at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands;

“UJI Subscription Agreement” means the subscription agreement to be entered into between UJI and GEPI in the form set out in Appendix 3.

1.2
Any references, express or implied, to statutes or statutory provisions shall be construed as references to those statutes or provisions as respectively amended or re-enacted or as their application is modified by other provisions (whether before or after the date hereof) from time to time and shall include any statutes or provisions of which they are re-enactments (whether with or without modification) and any orders, regulations, instruments or other subordinate legislation under the relevant statute or statutory provision.  References to sections of consolidating legislation shall, wherever necessary or appropriate in the context, be construed as including references to the sections of the previous legislation from which the consolidating legislation has been prepared.

1.3
References herein to Clauses and Schedules are to clauses in and schedules to this Agreement (unless the context requires otherwise).  The Schedules to this Agreement shall be deemed to form part of this Agreement.

1.4	The headings are inserted for convenience only and shall not affect the construction of this Agreement.

1.5	Unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing a gender include every gender.

2.	RESTRUCTURING

2.1	In consideration of GEPH to procure the Subsidiaries to enter into the Subscription Agreements with GEOP, GEBD agrees to:

(1)	enter into a SP Agreement with Top Sharp; and

(2)	procure GEPI to enter into the Option Agreement with GEPH.

3.            COMPLETION

Completion shall take place on the Completion Date or such other place or time or date as to be agreed by the GEPH and the GEBD at which the following transactions shall take place:

(a)	GEPH shall deliver to GEBD a copy of the executed Subscription Agreements;

(b)	GEBD shall deliver to GEPH a copy of the executed SP Agreement and Option Agreement.

4.            MISCELLANEOUS

4.1	Whole Agreement

This Agreement contains the whole agreement between the Parties relating to the transactions contemplated by this Agreement and supersedes all previous agreements between the Parties relating to these transactions (for the avoidance of doubt, including, without limitation, the Proposal).

4.2	Severability

If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

(a)	the validity or enforceability in that jurisdiction of any other provision of this Agreement; or

(b)	the validity or enforceability in other jurisdictions of that or any other provision of this Agreement.

4.3	Assignment

The Parties shall not be entitled to assign or transfer any of their rights (which are not assignable) or obligations under this Agreement.

4.4	Time

Time shall be of the essence in this Agreement both as regards dates and periods specifically mentioned and as to any dates and period which may, by agreement in writing between the Parties hereto, be substituted thereof.

5.           NOTICES

5.1	All notices or other communications under or in connection with this Agreement shall be given in writing or by facsimile. Any such notice shall be deemed to be given as follows:

(a)	if by letter, when delivered personally or on actual receipt; or

(b)
if by facsimile, when confirmed by an activity report confirming the facsimile number to which such notice was sent, the number of pages transmitted and that such transmission was successfully completed, however, a notice given in accordance with the above but received on a non-Business Day or after business hours in the place of receipt shall only be deemed to be given on the next working day in that place.

5.2	The address and facsimile number of GEBD and the GEPH are:

(a)	GEBD

Address:	OMC Chambers, P.O. Box 3152, Road Town, Tortola, B.V.I.
Facsimile:	[*]
Attention:              [*]

(b)	GEPH

Address:	Offshore Incorporations Ltd.- P.O. Box 957, Todman Building, Main Street, P.O. Box 3140, Road Town, Tortola, B.V.I.
Facsimile:	[*]
Attention:              [*]

or such other address or facsimile number as the relevant Party may notify to the other Parties by not less than five (5) Business Days’ notice.

6.            COSTS AND EXPENSES

Each party shall bear its own costs and expenses (if any) incurred in connection with the preparation, negotiation, settlement and performance of this Agreement.

7             GOVERNING LAW AND JURISDICTION

7.1	This Agreement is governed by and shall be construed in accordance with the laws of Hong Kong.

7.2	The Parties irrevocably and unconditionally submit to the non-exclusive jurisdiction of the Hong Kong Court in connection herewith.

IN WITNESS WHEREOF this Agreement has been executed by the above-named Parties on the day and year first above written.

APPENDIX 1

GGL Subscription Agreement

APPENDIX 2

UHL Subscription Agreement

APPENDIX 3

UJI Subscription Agreement

APPENDIX 4

Option Agreement

APPENDIX 5

SP Agreement

SIGNED by [*]                                                                   )
for and on behalf of                                                           )
GREAT EAST BOTTLES AND DRINKS                     )
(BVI) INC.                                                                           )
in the presence of:                                                              )
                                                                                               )

SIGNED by [*]                                                                   )
for and on behalf of                                                           )
GREAT EAST PACKAGING HOLDINGS                   )
LIMITED                                                                             )
in the presence of:                                                             )